                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to [Section]240.14a-11(c) or
    [Section]240.14a-12
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                              DANIEL GREEN COMPANY
                (Name of Registrant as Specified In Its Charter)

                              DANIEL GREEN COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                              DANIEL GREEN COMPANY
                                ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 29, 1996

     The Annual Meeting of Stockholders of Daniel Green Company (the "Company"), will be held at the offices of Sullivan & Worcester, 23rd floor, One Post Office Square, Boston, Massachusetts on Friday, March 29, 1996 at 10:00 o'clock in the forenoon, for the following purposes:

     1.  To elect the Board of Directors of the Company.

     2. To ratify the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company for 1996.

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record as of the close of business on February 9, 1996 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                                            By order of the Board of Directors

                                            EDWARD S. HEARD, Clerk

Boston, Massachusetts
March 5, 1996

     A FORM OF PROXY AND A RETURN ENVELOPE ARE ENCLOSED FOR THE USE OF STOCKHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING. IF YOU CANNOT ATTEND THE MEETING IN PERSON, IT IS REQUESTED THAT YOU FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              DANIEL GREEN COMPANY
                                ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329

                                PROXY STATEMENT

        FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 29, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Daniel Green Company, a corporation organized under the laws of The Commonwealth of Massachusetts (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, March 29, 1996 at 10:00 A.M. at the offices of Sullivan & Worcester, 23rd floor, One Post Office Square, Boston, Massachusetts and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy will first be sent or given to stockholders on or about March 5, 1996. A copy of the Annual Report to Stockholders of the Company for the year ended December 31, 1995, including audited financial statements, is being mailed with this Proxy Statement.

     The close of business on February 9, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. There were outstanding on the record date 1,036,892 shares of Common Stock, $2.50 par value per share, of the Company, being the only class of stock of the Company, issued and outstanding and entitled to vote at the meeting.

     The enclosed proxy is solicited by and on behalf of the Company, which has designated the nominees for Directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. All shares represented by proxies in the form enclosed herewith will be voted at the meeting and at any adjournments in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, the persons named in the proxy will vote FOR the election of each of the Board's nominees for the Board of Directors and FOR the ratification of the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company.

     The Board of Directors does not know of any matters not specifically referred to below which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

     In accordance with the By-Laws of the Company, a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, is required to constitute a quorum for the transaction of business. The affirmative vote of a majority of the quorum shall be required for the election of Directors and to pass any measure properly presented to the meeting. Shares which abstain from voting on any matter shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which an abstention pertains. Similarly, shares voted by record holders exercising proxy authority on behalf of beneficial owners shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any matter with respect to which voting authority has not been granted.

     All costs of preparing, assembling and mailing the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid them for the time so employed.

                             ELECTION OF DIRECTORS

     The number of Directors of the Company is currently fixed at nine. Each of the persons named below has been nominated by the Board for election and has consented to serve as a Director (unless unexpectedly unavailable) until the next annual meeting of stockholders and until his successor is duly elected and qualified. Each nominee now serves as a Director and was elected by the stockholders. Set forth below are the names of the nine nominees for Director, their principal occupations for the past five years, the period of their past service as Directors and their ages:

EDWARD BLOOMBERG, Age: 58

Edward Bloomberg has been a Director of the Company since 1993. He is an independent investment advisor.

ROBERT J. DONOUGH, Age: 71

Robert J. Donough has been a Director of the Company since 1983, and was elected Chairman of the Board of Directors as of September 1, 1994. He was Executive Vice President of Fleet-Norstar Financial Group, Inc., a bank holding company, until his retirement in August 1988.

WILLIAM L. FAY, Age: 71

William L. Fay has been a Director of the Company since 1985. Mr. Fay is President of Faytex Corp., a footwear industry supplier.

JOHN B. FRENCH, Age: 66

John B. French has been a Director of the Company since 1990. He is a partner in the law firm of Sullivan & Worcester LLP, counsel to the Company.

DAVID T. GRIFFITH, Age: 49

David T. Griffith has been a Director of the Company since 1994. He is President of M. Griffith, Inc., which provides financial planning and investment services to individuals and institutions.

EDWARD S. HEARD, Age: 56

Edward S. Heard has been a Director and the Clerk of the Company since 1988. He is a Director and Treasurer of Rice, Heard & Bigelow, Inc., a provider of trustee and fiduciary services.

GARY E. PFLUGFELDER, Age: 64

Gary E. Pflugfelder has been a Director of the Company since 1983. Mr. Pflugfelder is sales consultant to, and prior to September 6, 1992 served as General Manager of, the Personal Financial Security Division of Aetna Life & Casualty Company.

WARREN J. REARDON III, Age: 32

Warren J. Reardon III has been a Director of the Company since 1992. He has been the President of the Company since March 27, 1992 and Chief Executive Officer since June 30, 1992. Mr. Reardon served as Executive Vice President from May 16, 1991 until the time of his election as President. Between March 1,

1990 and May 16, 1991, he served as Vice President and prior to March 1, 1990 as District Sales Manager of the Company.

JAMES R. RIEDMAN, Age: 36

James R. Riedman has been a Director of the Company since 1993. Mr. Riedman is President of Riedman Corporation, a commercial insurance agency which obtains property and casualty insurance coverage for the Company.

     There are no family relationships among the Directors or executive officers of the Company.

     A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. If no contrary instructions are given, the persons named in the proxy will vote FOR all of the nominees. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

  MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS
                                  DURING 1995

     The Board of Directors held six meetings during 1995. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served.

     The Board has a Compensation Committee whose function is to review executive compensation, including the grant of stock options under the Company's Stock Incentive Plan. The members of the Compensation Committee in 1995 were Messrs. Pflugfelder, Fay and Griffith. The Compensation Committee met once during 1995.

     The Board has a Nominating Committee whose function is to select candidates for nomination to the Board of Directors. The members of the Nominating Committee in 1995 were Messrs. Riedman, Bloomberg, Donough, Fay and Reardon. The Nominating Committee did not meet during 1995. While there is no formal procedure established for stockholders to submit recommendations to the Nominating Committee, the Nominating Committee will consider candidates whose names are submitted to the Company.

     The Board also has an Audit Committee whose members in 1995 were Messrs. Bloomberg, French and Heard. The Audit Committee held two meetings during 1995. In carrying out its responsibilities, the Audit Committee reviews the Company's policies and procedures for internal accounting and financial controls with the Company's independent auditors and with management, including the degree of cooperation extended to the auditors by Company employees. The Committee also reviews the results of the audit of the Company's year-end financial statements and notes.

     Other functions of the Audit Committee are to recommend the selection of the Company's independent auditors and to approve any professional service rendered by the independent auditors after considering whether providing such service will affect the independence of the auditors.

                           COMPENSATION OF DIRECTORS

     Each director receives a $300 fee for each meeting of the Board of Directors attended. In addition, each Director who is not an officer of the Company receives a $300 fee for each meeting of a committee of the Board attended and an annual retainer of $1,200.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each beneficial owner known by the Company to own 5% or more of the Common Stock, each current
Director, the Chief Executive Officer of the Company and all executive officers and Directors of the Company as a group, as of January 17, 1996.

                                                              SHARES OF        PERCENTAGE OF
                                                            COMMON STOCK       COMMON STOCK
                                                            BENEFICIALLY       BENEFICIALLY
                        NAME AND ADDRESS                     OWNED AS OF        OWNED AS OF
                       OF BENEFICIAL OWNER                JANUARY 17, 1996    JANUARY 17, 1996
          ---------------------------------------------   ----------------    ----------------
          Edward Bloomberg
            59 College Park
            Davis, CA 95616                               108,000(1)              10.42%
          Robert J. Donough
            140 Carnoustie Road
            East Aurora, NY 14052                          20,300                  1.96%
          William L. Fay
            Faytex Corp.
            185 Libbey Parkway
            Weymouth, MA 02189                             14,500                  1.40%
          John B. French
            Sullivan & Worcester
            One Post Office Square
            Boston, MA 02109                                1,500                     *
          David T. Griffith
            M. Griffith, Inc.
            555 French Road
            P.O. Box 895
            New Hartford, NY 13413                         51,732                  4.99%
          Edward S. Heard
            Rice, Heard & Bigelow, Inc.
            50 Congress Street
            Boston, MA 02109                               11,664(2)               1.12%
          Gary E. Pflugfelder
            Aetna Life & Casualty Co.
            440 South Warren Street
            Syracuse, NY 13202                              5,000(3)                  *
          Warren J. Reardon III
            Daniel Green Company
            One Main Street
            Dolgeville, New York 13329                     57,276(4)               5.47%
          James R. Riedman
            Riedman Corporation
            45 East Avenue
            Rochester, NY 14604                            36,000(5)               3.47%
          11 Officers and Directors as a Group            311,822(1)(2)(3)        29.62%
                                                                 (4)(5)(6)

---------------
 *  Less than 1%

(1) Includes 11,000 shares held by members of Mr. Bloomberg's family and 50,000 shares held by Mr. Bloomberg on behalf of clients in his capacity as an investment advisor.

(2) Includes 3,664 shares held by a trust of which Mr. Heard is co-trustee, as to which Mr. Heard disclaims beneficial ownership.

(3) Includes 500 shares owned by a family member, as to which Mr. Pflugfelder disclaims beneficial ownership.

(4) Includes 10,000 shares that Mr. Reardon may purchase through exercise of a stock option granted to him under the Company's Stock Incentive Plan.

(5) Includes 33,000 shares held by Riedman Corporation, as to which Mr. Riedman disclaims beneficial ownership.

(6) Includes 5,000 shares that Mr. Kevin C. Thompson, Treasurer of the Company, may purchase through exercise of a stock option granted to him under the Company's Stock Incentive Plan.

                       EXECUTIVE OFFICERS OF THE COMPANY

     In addition to Mr. Reardon, the following persons serve as executive officers of the Company. The position with the Company and the principal employment of each such person for the five years prior to December 31, 1995, was as follows:

     Mr. W. Lee Bynon, age 54, is Vice President, Sales of the Company. He has served in that capacity since 1991. Prior to his election as a Vice President, Mr. Bynon served as Corporate Sales Manager.

     Mr. Kevin C. Thompson, age 30, is Treasurer of the Company. He has served in that capacity since 1992. Prior to joining the Company, Mr. Thompson was a Management Associate at Roanoke Gas Co. Between 1989 and 1992 he was a student at Virginia Polytechnic Institute and State University and Syracuse University.

                 COMPENSATION OF EXECUTIVE OFFICERS DURING 1995

     The following information concerning annual and long-term compensation is furnished for the years 1993, 1994 and 1995 with respect to the Chief Executive
Officer of the Company at the end of 1995. No other executive officer of the Company is listed as there were none who received compensation for 1995 which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                  ANNUAL COMPENSATION           -------------
                                            --------------------------------     SECURITIES
              NAME AND                                          OTHER ANNUAL     UNDERLYING
         PRINCIPAL POSITION         YEAR    SALARY     BONUS    COMPENSATION       OPTIONS
         ------------------         ----    -------    -----    ------------    -------------
    Warren J. Reardon III........   1995    $96,983     -0-          -0-        10,000 Shares
    (President and CEO)             1994     77,191     -0-          -0-             -0-
                                    1993     77,151     -0-          -0-             -0-


     The following table sets forth, with respect to the executive officer of the Company named in the Summary Compensation Table, the Company's grants during 1995 of options to purchase shares of its Common Stock, the percentage that such grant represents of the total options granted to all employees during 1995, and the exercise price and expiration date of the options granted to such named officer. All options granted in 1995 were issued pursuant to the Company's Stock
Incentive Plan and were intended to qualify as "incentive stock options" for purposes of Section 422 of the Internal Revenue Code.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 % OF TOTAL
                               NUMBER OF          OPTIONS
                               SHARES OF          GRANTED
                             COMMON STOCK       TO EMPLOYEES
                              UNDERLYING         IN FISCAL      EXERCISE PRICE
                            OPTIONS GRANTED         YEAR          PER SHARE      EXPIRATION DATE
                            ---------------     ------------    --------------   ----------------
Warren J. Reardon III....        10,000             57.14%          $ 5.87       December 1, 2005
(President and CEO)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. French is a partner in the law firm of Sullivan & Worcester LLP, which serves as counsel to the Company and which receives fees from the Company for its legal services. During 1994 and 1995, the Company paid legal fees to Sullivan & Worcester LLP of $89,189 and $130,973, respectively.

     Mr. Fay is President of Faytex Corp., a footwear industry supplier which supplies materials to the Company. During 1994 and 1995, the Company paid Faytex Corp. $87,308 and $106,786, respectively, for such materials.

     Mr. Riedman is President of Reidman Corporation, a commercial insurance agency which obtains property and casualty insurance for the Company. During 1994 and 1995, the Company paid $624,103 and $514,865, respectively, for such insurance coverage.

                   RATIFICATION OF THE SELECTION OF AUDITORS

     The Company's financial statements for the year ended December 31, 1995 were examined by Deloitte & Touche LLP, independent certified public accountants. Deloitte & Touche LLP (or a predecessor firm) has served as the Company's independent auditors since 1973. The Board of Directors, on the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the independent auditors of the Company for 1996, subject to ratification by the stockholders.

     A representative of Deloitte & Touche LLP will be present at the meeting to answer questions and make a statement if he desires to do so.

     The Board of Directors recommends a vote FOR the ratification of its selection of Deloitte & Touche LLP as the Company's independent auditors.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than October 25, 1996.

     STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON FEBRUARY 9, 1996 AND BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 1995 ANNUAL REPORT TO THE S.E.C. ON FORM 10-KSB. STOCKHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO: MR. KEVIN C. THOMPSON, TREASURER, DANIEL GREEN COMPANY, ONE MAIN STREET, DOLGEVILLE NEW YORK 13329.

                                            EDWARD S. HEARD, Clerk

March 5, 1996

                             DANIEL GREEN COMPANY

    ANNUAL MEETING OF STOCKHOLDERS - FRIDAY, MARCH 29, 1996 AT 10:00 A.M.

PROXY
        The undersigned stockholder in Daniel Green Company (the "Company") hereby appoints Robert J. Donough, Edward S. Heard and Warren J. Reardon III, or any of them, proxies for the undersigned with all the powers the undersigned would possess if personally present, to vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on March 29, 1996 and at all adjournments thereof, for the election of directors, upon the proposal to ratify the selection of Deloitte & Touche LLP as auditors for the Company and in their discretion upon any other matter which may properly come before said meeting or any adjournment. The undersigned hereby revokes all previous proxies.

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, SET FORTH ON THE REVERSE SIDE.

                 CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE
                                                                -----------
                                                                SEE REVERSE
                                                                    SIDE
                                                                -----------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

                ----------------------------------------------
                MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1 AND 2
                ----------------------------------------------
1.  To elect Directors.                                           2.  To ratify the selection of               FOR  AGAINST  ABSTAIN
    NOMINEES: Edward Bloomberg, Robert J. Donough, William            Deloitte & Touche LLP as                 / /    / /      / /
    L. Fay, John B. French, David T. Griffith, Edward S. Heard,       independent auditors for the
    Gary E. Pflugfelder, Warren J. Reardon III, and James R.          Company.
    Riedman.

                         FOR     WITHHOLD
                         / /        / /

/ /                                                                       MARK HERE                             MARK HERE
   --------------------------------------                                FOR ADDRESS     / /                   IF YOU PLAN    / /
   For all nominees except as noted above                                 CHANGE AND                            TO ATTEND
                                                                         NOTE AT LEFT                          THE MEETING

                                                                  PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                                                                  IN THE ENCLOSED ENVELOPE AS SOON AS  POSSIBLE.


                                                                  Signature:                                   Date
                                                                            -------------------------------        -------------
                                                                  Signature:                                   Date
                                                                            -------------------------------        -------------